Exhibit 10.1

After Recordation this First Modification
Agreement Should Be Returned To:

Randi B. Margolin, Esquire
c/o Teachers Insurance and Annuity
Association of America
730 Third Avenue
New York, New York 10017

FIRST MODIFICATION AGREEMENT

by and between

STRATUS 7000 WEST JOINT VENTURE
a Texas joint venture,
as Old Borrower

and

CARRAMERICA LANTANA, LP,
a Delaware limited partnership
as New Borrower

and

TEACHERS INSURANCE AND ANNUITY ASSOCIATION
OF AMERICA, as Lender

Property Known As
7000 WEST AT LANTANA
7000 West William Cannon Blvd.
Austin, Texas 78735

FIRST MODIFICATION AGREEMENT

THIS FIRST MODIFICATON AGREEMENT (“Agreement”) is made this 27th of March, 2006, by and between STRATUS 7000 WEST JOINT VENTURE, a Texas joint venture c/o Stratus Properties, Inc., 98 San Jacinto Blvd., Suite 220, Austin, Texas 78701 (the “Old Borrower”), CARRAMERICA LANTANA, LP, a Delaware limited partnership, having its principal place of business at 1850 K Street, NW, Suite 500, Washington, DC 20006 (the “New Borrower”), and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation, having an address at 730 Third Avenue, New York, New York 10017 (the “Lender”).

RECITALS:

WHEREAS, Lender has made a loan (the “Loan”) to Old Borrower and To evidence the Loan, Old Borrower executed and delivered a promissory note (the “Note”), dated December 15, 2004, in the principal amount of $12,000,000 (that amount or so much as is outstanding from time to time is referred to as the “Principal”). The Note, among other things, evidenced Old Borrower’s obligation to repay to the Lender with interest those amounts described in the Note.

WHEREAS, in order to secure the Note, Old Borrower executed and delivered to Lender Deed of Trust in the following:

(i) a certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated December, 2004, and recorded with the Official Records of Travis County, Texas (the “Recorder's Office”) on December 17, 2004 as Document No. 2004233775, (the “Deed of Trust”), which currently encumbers Old Borrower's fee simple interest in the property and improvements now known as the 7000 West at Lantana, Austin, Texas as more particularly described on Exhibit A attached hereto and other property of Old Borrower (as further defined in the Deed of Trust, the “Property”);

(ii) a certain Assignment of Leases and Rents, dated 15th day of December 2004, and recorded with the Recorder's Office on December 17, 2004, as Document No. 2004233776 (the “Assignment of Leases and Rents”);

(iii) A. that certain UCC-1 Financing Statement filed with the Secretary of State of Texas under Filing No. 04-0091828961 (the “Texas Financing Statement”);

B. that certain UCC-1 Financing Statement filed with the Delaware Department of State under Filing No. 4359094 2 (the “Delaware Financing Statement”);

C. that certain UCC-1 Financing Statement filed with the Travis County Clerk under Filing No. 2004233777 (the “County Financing Statement”);

(iv)  Environmental Indemnity dated December 15, 2004 executed by Stratus Properties Inc., a Delaware corporation (the “Environmental Indemnity”);

(v) Guaranty of Recourse Obligations of Borrower dated December 15, 2004 executed by Stratus Properties Inc., a Delaware corporation (the “Guaranty”);

(vi) Real Estate Tax Pledge and Security Agreement dated December 15, 2004 (the “Tax Escrow”);

(vii) Tenant Improvement Pledge and Security Agreement dated December 15, 2004 (the “Tenant Escrow”);

(viii) Security Deposit Pledge and Security Agreement dated as of Jan _________, 2005 (the “Security Escrow”); and

  (ix) Letter of Credit Agreement dated December 15, 2004 (the “L/C Agreement”).

WHEREAS, the foregoing documents are collectively referred to herein as the "Loan Documents";

WHEREAS, as of the date of this Agreement, the Loan Documents have not been modified or amended;

WHEREAS, immediately prior to the recordation of this Agreement with the Recorder’s Office, Old Borrower has conveyed to New Borrower the Property (the “Transaction”);

WHEREAS, the parties hereto desire to amend the Loan Documents to reflect the Transaction and to modify the Deed of Trust in certain other respects; and

WHEREAS, to induce Lender to consent to the Transaction, New Borrower desires to assume the Old Borrower’s obligations under the Loan Documents except to the extent expressly provided for herein.

AGREEMENTS:

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The foregoing Recitals are incorporated in this Agreement as if fully set forth therein. Any initially capitalized term not otherwise defined herein shall have the meaning ascribed to such term in the Deed of Trust.

2. Lender acknowledges and consents to the Transaction as contemplated hereby in this Agreement.

3. Lender acknowledges the receipt of the fee for permitting the Transfer (the “Transfer Fee”), and the payment of Lender's expenses in connection with the Transfer, including Lender's administrative fees.

4. Lender certifies to New Borrower that as of the date hereof, to the best of Lender’s knowledge, the Loan Documents are in full force and effect; neither the Borrower or any guarantor or indemnitor is in default thereunder; and the Loan Documents have not been modified, supplemented or amended and constitute all of the documents relating to the Note and the transaction contemplated thereby.

5. As of the date hereof, the outstanding balance of the Note is  $11,738,178.01 and the interest rate applicable thereto is 5.7% per annum. Old Borrower acknowledges that it has no existing and asserted (and no basis for any unasserted) claims, counterclaims, defenses or rights of setoff whatsoever with respect to any payment obligations under the Note or any other obligations under the Deed of Trust or any other document evidencing or securing the Note, and any such claims, counterclaims, defenses and rights of setoff are hereby waived and relinquished. New Borrower acknowledges that it has no existing and asserted (and no basis for any unasserted) claims, counterclaims, defenses or rights of setoff whatsoever with respect to any payment obligations under the Note or any other obligations under the Deed of Trust or any other document evidencing or securing the Note, and any such claims, counterclaims, defenses and rights of setoff are hereby waived and relinquished. The Loan Documents are ratified and confirmed hereby and are in full force and effect. Commencing on the date this Agreement is recorded with the Recorder’s Office, New Borrower hereby assumes the obligations of Old Borrower under the Loan Documents except to the extent expressly provided for herein.

6. New Borrower represents, warrants and covenants that following the date of this Agreement, the Property will be managed by Carr Real Estate Services, LLC (the “Manager”), and the Property shall continue to be managed by Manager unless as otherwise permitted by the Lender in accordance with the Loan Documents. Lender hereby approves Manager as the present manager of the Property. Manager acknowledges that it is not the intent of either Manager or New Borrower that the agreement to manage the Property, including any oral or written agreement (“Management Agreement”), create an interest in real property or constitute a covenant running with the Property. To the maximum extent permitted by applicable law, Manager hereby waives, releases and forever discharges any and all contractual, constitutional or statutory liens, rights and interests (whether choate or inchoate and including, without limitation, all mechanic's and materialman's liens under applicable law) to which Manager may be entitled under applicable law against or with respect to the Property to secure the payments of amounts owing to Manager under the Management Agreement. In addition, and without limiting the generality of the foregoing, Manager expressly acknowledges and agrees that the Management Agreement and any and all amounts payable to Manager thereunder, and any and all liens, rights and interests (whether choate or inchoate and including, without limitation, all mechanic's and materialman's liens under applicable law) which may be owned, claimed or held, or to be owned, claimed or held by the Manager in and to the Property and the Improvements now or hereafter constructed thereon, are and shall be in all things subordinate and inferior to (i) Lender’s right to payment under the Note, the Deed of Trust and the other Loan Documents, and (ii) the liens and security interests created or to be created for the benefit of Lender, its successors and assigns securing the repayment of the Debt (as defined in the Deed of Trust), including, without limitation, those created under and by virtue of the Deed of Trust, and all renewals, modifications, supplements, extensions and refinancings thereof. Notwithstanding the foregoing, New Borrower may pay, and Manager may retain, all amounts payable to Manager under the Management Agreement prior to Manager's receipt of a notice from Lender that an event of default by New Borrower has occurred under the Deed of Trust or any other Loan Document. In the event of a default by new Borrower under any of the Loan Documents, Lender and its successors and assigns shall have the right to terminate the Management Agreement free of any obligation or liability to Manager. By executing this Agreement, Manager acknowledge its agreement to the foregoing.

7.  Subsection 7.1(f) of the Deed of Trust is deleted in its entirety and replaced with the following:

“(f) Borrower will pay the Insurance Premiums for each Policy before the expiration date of the Policy being replaced or renewed and will deliver to Lender an original certificate of insurance prior to the expiration of the Policy and an original or, if a blanket policy, a certified copy of each Policy marked “Paid” within 30 days after the expiration of the Policy.”

8. Subsection 7.1(h) of the Deed of Trust is amended by adding the following thereto:

“(h) Lender hereby approves Borrower maintaining insurance under the terms and provisions of blanket insurance policy maintained by Borrower in effect as of March 27, 2006.”

9. New Borrower represents and warrants that the Transaction shall not result in the violation of Section 8.3 of the Deed of Trust.

10 Subsection 12.1(e) of the Deed of Trust is deleted in its entirety and replaced with the following:

Section 12.1 Borrower Composition.

(a) Borrower represents, warrants and covenants that:

(i) Borrower is a Delaware limited partnership. The sole general partner of Borrower is CDC Texas Holdings, LLC, a Delaware limited liability company, and the sole limited partner of Borrower is CDC Texas LP Holdings LLC, a Delaware limited liability company. The sole member of both CDC Texas Holdings, LLC and CDC Texas LP Holdings LLC is CARC Properties L.L.C., a Delaware limited liability company, the sole member of which is CarrAmerica Realty Operating Partnership, L.P., a Delaware limited partnership. The sole general partner of CarrAmerica Realty Operating Partnership, L.P. is CarrAmerica Realty Corporation, a Maryland corporation owning a 1% general partnership interest and 98% limited partnership interest in CarrAmerica Realty Operating Partnership, L.P.

(ii) Borrower shall at all times be an indirect wholly-owned subsidiary of CarrAmerica Realty Operating Partnership, L.P.

(iii) So long as the capital stock or other securities of CarrAmerica Realty Corporation are publicly traded, and CarrAmerica Realty Corporation is the sole general partner of CarrAmerica Realty Operating Partnership, L.P., the term “Transfer” is not intended to include transfers of securities in CarrAmerica Realty Corporation or limited partnership interests in CarrAmerica Realty Operating Partnership, L.P. except those in connection with a merger, consolidation, share exchange, or other business combination involving all or substantially all of the assets or shares of CarrAmerica Realty Corporation other than a Permitted Merger (as hereinafter defined). As used herein, a Permitted Merger shall mean a merger of CarrAmerica Realty Corporation which results in Blackstone Real Estate Partners V, L.P., a Delaware limited partnership (“Blackstone”), or an entity (directly or indirectly) controlled by, commonly controlled with or controlling Blackstone and acquiring all or substantially all of the assets of CarrAmerica Realty Ccorporation being the surviving entity, provided (A) Borrower pays all of Lender’s reasonable out of pocket costs, if any, in connection with the Permitted Merger and (B) the Property continues to be managed by an entity satisfactory to Lender. Transfers of any indirect interest in Borrower after a Permitted Merger are permitted provided that after giving effect to any such transfer CarrAmerica Realty Operating Partnership, L.P. owns not less than 100% of the direct or indirect beneficial interests in Borrower. Notwithstanding anything contained in this subsection, no transfer shall be permitted hereunder if there is an Event of Default or the proposed transfer would cause an ERISA violation or a violation of any law relating to terrorism or money laundering.

11. The Borrower's principal place of business shall be 1850 K Street, NW, Washington DC, 20006. The address for Borrower provided under Notice provisions under Section 17.1 of the Deed of Trust shall be replaced by the following:

If to Borrower: c/o CarrAmerica Realty Corporation
1850 K Street, NW
Washington, DC 20006
Attn: Steve Walsh

with a courtesy copy to: c/o CarrAmerica Realty Corporation
1850 K Street, NW
Washington, DC 20006
Attn: Steve Walsh

and to:

CarrAmerica Realty Corporation
1850 K Street, NW
Washington, DC 20066
Attn: General Counsel and Asset
Management

If to Lender:	Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, New York 10017
Attn: Managing Director,
Domestic Portfolio
Investment Management
TIAA Appl. #AAA-4444
TIAA Mtge. #000593500

with a courtesy copy to:	Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, New York 10017
Attn: Managing Counsel - New York
Investment Management Law
TIAA Appl. #AAA-4444
TIAA Mtge. #000593500

14. New Borrower hereby certifies as follows as of the date hereof and at all times while the Loan is outstanding:

(a) Neither New Borrower nor its respective constituents, which are controlling, controlled by or under common control with New Borrower or CarrAmerica Realty Corporation (but excluding any non-controlling shareholders of CarrAmerica Realty Corporation or any non-controlling unitholders of CarrAmerica Realty, LP or CarrAmerica Realty Operating Partnership, L.P.), or affiliates are in violation of any Laws relating to terrorism or money laundering, including Executive Order No. 13224 on Terrorist Financing (effective September 24, 2001) (the "Executive Order"), and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56, the "Patriot Act").

(b) None of New Borrower or its respective constituents, which are controlling, controlled by or under common control with New Borrower or CarrAmerica Realty Corporation (but excluding any non-controlling shareholders of CarrAmerica Realty Corporation or any non-controlling unitholders of CarrAmerica Realty, LP or CarrAmerica Realty Operating Partnership, L.P.), or affiliates, any of their respective brokers or other agents acting or benefiting in any capacity in connection with the Loan is a "Prohibited Person" which is defined as follows:

(i) a person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism the Executive Order;

(ii) a person or entity owned or controlled by, or acting for or on behalf of, any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order;

(iii) a person or entity with whom Lender is prohibited from dealing or otherwise engaging in any transaction by any terrorism or money laundering law, including the Executive Order and the Patriot Act;

(iv) a person or entity who commits, threatens or conspires to commit or supports "terrorism" as defined in the Executive Order;
(v) a person or entity that is named as a "specially designated national and blocked person" on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, http://www.treas.gov/ofac/tllsdn.pdf or at any replacement website or other replacement official publication of such list; and

(vi) a person or entity who is affiliated with a person or entity listed above.

(c)
None of New Borrower or its respective affiliates or constituents, which are controlling, controlled by or under common control with New Borrower or CarrAmerica Realty Corporation (but excluding any non-controlling shareholders of CarrAmerica Realty Corporation or any non-controlling unitholders of CarrAmerica Realty, LP or CarrAmerica Realty Operating Partnership, L.P.), any of their respective brokers or other agents acting in any capacity in connection with the Loan is or will knowingly (i) conduct any business or engage in any transaction or dealing with any Prohibited Person, including the making or receiving any contribution of funds, goods or services to or for the benefit of any Prohibited Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order; or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate any of the prohibitions sets forth in the Executive Order or the Patriot Act.

(d)
New Borrower represents and warrants to Lender that New Borrower has and will continue to have all approvals required by Law or otherwise and full right, power and authority to (i) own and operate the Property and carry on New Borrower's business as now conducted or as proposed to be conducted; (ii) execute and deliver the Loan Documents; (iii) grant, mortgage, warrant the title to, convey, assign and pledge the Property to Lender; and (iv) perform the Obligations.

15. Lender acknowledges that, anything to the contrary set forth in the Loan Documents notwithstanding, New Borrower shall not be liable for any breach of warranty or misrepresentation made by Old Borrower under the Loan Documents, nor shall same be a default under the Loan Documents with respect to New Borrower, nor shall New Borrower or New Guarantor be liable for any personal recourse obligation of Old Borrower or Old Guarantor under the Loan Documents; provided, however, the foregoing shall not release Old Borrower nor the guarantors or indemnitors of Old Borrower's obligations with respect to any such breach or misrepresentation.

16. Lender hereby releases Old Borrower from its obligations under the Loan Documents with respect to matters, which arise from and after the date hereof. Lender hereby releases Stratus Properties Inc. from its obligations under the Environmental Indemnity and under the Guaranty with respect to matters, which arise from and after the date hereof. CarrAmerica Realty Operating Partnership, L.P., a Delaware, limited partnership, is delivering to Lender an Environmental Indemnity and Guaranty, both dated of even date herewith. Wherever in the Deed of Trust reference is made to the Indemnitor or the Guarantor, such reference shall be to CarrAmerica Realty Operating Partnership, L.P..

17. This Agreement does not create any new or further indebtedness and is not intended and shall not be construed to disturb, discharge, cancel, impair or extinguish the indebtedness and repayment obligations evidenced by the Note or any of the Loan Documents.

18. This Agreement may be executed in any number of identical counterparts, each of which for all purposes is to be deemed an original, but all of which constitute collectively one agreement.

19. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by and delivered as of the day and year first above written.

NEW BORROWER:

CARRAMERICA LANTANA, LP, a Delaware limited partnership

By: CDC Texas Holdings, LLC, a Delaware limited liability company, its sole general partner

By: CARC Properties, LLC, a Delaware limited liability company, it is sole member

By: CarrAmerica Realty Operating Partnership, L.P.,. a Delaware limited partnership, its sole member

By: CarrAmerica Realty Corporation, a Maryland corporation, its general partner

By: /s/ Tom Levy

Name: Tom Levy

Title: Senior Vice President

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OLD BORROWER:

STRATUS 7000 WEST JOINT VENTURE, a Texas joint venture
By: Stratus 7000 West, Ltd., a Texas limited partnership, a joint venturer
By: STRS L.L.C., a Delaware limited liability company, its general partner
By: Stratus Properties, Inc., a Delaware corporation, its Manager
By: /s/ John E. Baker John E. Baker, Senior Vice President
By: STRS L.L.C., a Delaware limited liability company, a joint venturer
By: Stratus Properties Inc., a Delaware corporation
By: /s/ John E. Baker John E. Baker, Senior Vice President

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LENDER:

TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA,
a New York corporation

By: /s/ Vincent P. Costanzo
Name: Vincent P. Costanzo
Title: Director

MANAGER (WITH RESPECT TO PARAGRAPH 6 ONLY),

CARR REAL ESTATE SERVICES, LLC
A Delaware limited liability company

By: Carr Real Estate Services Partnership,
a Delaware general partnership, its sole member

By: Carr Realty Holdings, L.P., a Delaware limited
partnership, managing partner

By: CarrAmerica Realty Operating Partnership, L.P., a Delaware limited partnership its sole general partners

By: CarrAmerica Realty Corporation, a Maryland
corporation, its general partner

By: /s/ Stephanie Duncan
Name: Stephanie Duncan
Title: Senior Vice President

STATE OF TEXAS )
) ss
COUNTY OF TRAVIS  )

The foregoing instrument was acknowledged before me this 24th day of March, 2006 by John E. Baker, Senior Vice President of Stratus Properties Inc., as Manager of STRS, L.L.C., a Delaware limited liability company, both in STRS L.L.C.’s capacity as a joint venturer of and on behalf of Stratus 7000 West Joint Venture, a Texas joint venture, and in STRS, L.L.C.’s capacity as the general partner of and on behalf of Stratus 7000 West Ltd., a Texas limited partnership, a joint venturer on behalf of Stratus 7000 West Joint Venture, a Texas joint venture, on behalf of such joint venture.

/s/ Carol A. Fahs
Notary Public in and for State of Texas

CITY OF WASHINGTON   §

§

DISTRICT OF COLUMBIA   §

This instrument was acknowledged before me on this the 24th day of March, 2006, by Tom Levy, the Senior Vice President of CarrAmerica Realty Corporation, a Maryland corporation, acting in its capacity as the general partner of CarrAmerica Realty Operating Partnership, LP, a Delaware limited partnership, acting in its capacity as the sole member of CARC Properties, LLC, a Delaware limited liability company, acting in its capacity as the sole member of CDC Texas Holdings, LLC, a Delaware limited liability company, acting in its capacity as the general partner of CarrAmerica Lantana, LP, a Delaware limited partnership, on behalf of said limited partnership.

/s/ Olivia M. Kerr

Notary Public in and for the

District of Columbia

Name: Olivia M. Kerr

My Commission Expires: 1-14-07

CITY OF WASHINGTON   §

§

DISTRICT OF COLUMBIA   §

This instrument was acknowledged before me on this the 24th day of March, 2006, by Stephanie Duncan, the Senior Vice President of CarrAmerica Realty Corporation, a Maryland corporation, acting in its capacity as the general partner of CarrAmerica Realty Operating Partnership, LP, a Delaware limited partnership, acting in its capacity as the sole general partner of Carr Realty Holdings, L.P., a Delaware limited partnership, acting in its capacity as the managing partner of Carr Real Estate Services Partnership, a Delaware general partnership, acting in its capacity as the sole member of Carr Real Estate Services, LLC, a Delaware limited liability company, on behalf of said limited liability company.

/s/ Olivia M. Kerr

Notary Public in and for the

District of Columbia

Name: Olivia M. Kerr

My Commission Expires: 1-14-07

STATE OF _____________ )
) ss
COUNTY OF ___________  )

STATE OF NEW YORK )
) ss
COUNTY OF NEW YORK )

I, Jasmine E. Rosario, a notary public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Vincent P. Costanzo, the Director of TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed, sealed and delivered the said instrument in his capacity as Director of such corporation as his free and voluntary act, for the uses and purposes therein set forth.

GIVEN under my hand and official seal, this 24th day of March, 2006.

/s/ Jasmine E. Rosario
Notary Public

My commission expires:

October 25, 2008

EXHIBIT A

LEGAL DESCRIPTION

Lot 6, Block “A,” Lantana Lot 6, Block A, a Subdivision in Travis County, Texas, according to the map or plat thereof, recorded in Volume 100, Page(s) 1-2 of the Plat Records of Travis County, Texas, as corrected by instrument recorded in Volume 13064, Page 278 of the Real Property Records of Travis County, Texas.